Exhibit 99.2
INVESTOR SUPPLEMENT — THIRD QUARTER 2010
DOVER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited) (in thousands, except per share figures)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenue	$1,887,141	$1,499,611	$5,257,107	$4,269,028
Cost of goods and services	1,175,456	941,345	3,244,567	2,735,308

Gross profit	711,685	558,266	2,012,540	1,533,720
Selling and administrative expenses	414,022	378,125	1,247,000	1,110,476

Operating earnings	297,663	180,141	765,540	423,244
Interest expense, net	26,335	26,299	80,446	73,537
Other expense (income), net	9,837	(903)	3,888	(1,124)

Earnings before provision for income taxes and discontinued operations	261,491	154,745	681,206	350,831
Provision for income taxes	38,732	47,261	165,069	81,378

Earnings from continuing operations	222,759	107,484	516,137	269,453
Gain (loss) from discontinued operations, net	1,000	(600)	(14,381)	(12,063)

Net earnings	$223,759	$106,884	$501,756	$257,390

Basic earnings (loss) per common share:
Earnings from continuing operations	$1.19	$0.58	$2.76	$1.45
Gain (loss) from discontinued operations, net	0.01	—	(0.08)	(0.06)
Net earnings	1.20	0.57	2.68	1.38

Weighted average shares outstanding	186,721	186,148	186,917	186,077

Diluted earnings (loss) per common share:
Earnings from continuing operations	$1.18	$0.58	$2.73	$1.45
Gain (loss) from discontinued operations, net	0.01	—	(0.08)	(0.06)
Net earnings	1.19	0.57	2.66	1.38

Weighted average shares outstanding	188,565	186,358	188,898	186,321

Dividends paid per common share	$0.28	$0.26	$0.80	$0.76

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Weighted average shares outstanding — Basic	186,721	186,148	186,917	186,077
Dilutive effect of assumed exercise of employee stock options, SAR’s and performance shares	1,844	210	1,981	244

Weighted average shares outstanding — Diluted	188,565	186,358	188,898	186,321

Anti-dilutive options, SAR’s, and performance shares excluded from diluted EPS computation	3,709	12,404	1,432	9,721

DOVER CORPORATION — INVESTOR SUPPLEMENT
THIRD QUARTER 2010
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2009						2010
										Q3
	Q1	Q2	Q3	Q3 YTD	Q4	FY 2009	Q1	Q2	Q3	YTD

REVENUE
Industrial Products
Material Handling	$186,651	$153,574	$154,238	$494,463	$165,890	$660,353	$189,052	$214,295	220,997	$624,344
Mobile Equipment	248,292	229,521	242,011	719,824	242,353	962,177	240,139	248,523	250,664	739,326
Eliminations	(152)	(147)	(209)	(508)	(230)	(738)	(393)	(432)	(453)	(1,278)

	434,791	382,948	396,040	1,213,779	408,013	1,621,792	428,798	462,386	471,208	1,362,392

Engineered Systems
Product Identification	177,358	193,019	211,952	582,329	219,947	802,276	212,500	219,551	221,677	653,728
Engineered Products	223,426	274,398	308,741	806,565	253,095	1,059,660	271,773	357,570	398,685	1,028,028

	400,784	467,417	520,693	1,388,894	473,042	1,861,936	484,273	577,121	620,362	1,681,756

Fluid Management
Energy	176,334	138,415	144,664	459,413	164,798	624,211	205,327	216,020	220,001	641,348
Fluid Solutions	154,489	156,897	164,604	475,990	170,859	646,849	175,505	187,759	196,554	559,818
Eliminations	(51)	(42)	(21)	(114)	(36)	(150)	(32)	(105)	(127)	(264)

	330,772	295,270	309,247	935,289	335,621	1,270,910	380,800	403,674	416,428	1,200,902

Electronic Technologies	214,035	245,953	275,266	735,254	291,700	1,026,954	290,989	345,607	381,386	1,017,982

Intra-segment eliminations	(1,296)	(1,257)	(1,635)	(4,188)	(1,715)	(5,903)	(1,590)	(2,092)	(2,243)	(5,925)

Total consolidated revenue	$1,379,086	$1,390,331	$1,499,611	$4,269,028	$1,506,661	$5,775,689	$1,583,270	$1,786,696	$1,887,141	$5,257,107

NET EARNINGS
Segment Earnings:
Industrial Products	$34,544	$25,421	$38,119	$98,084	$41,673	$139,757	$51,039	$61,635	$59,473	$172,147
Engineered Systems	43,305	57,462	78,194	178,961	48,307	227,268	54,843	84,655	91,442	230,940
Fluid Management	75,442	55,573	60,677	191,692	67,577	259,269	86,767	96,168	101,847	284,782
Electronic Technologies	(12,110)	17,993	38,160	44,043	39,651	83,694	44,905	59,582	69,617	174,104

Total Segments	141,181	156,449	215,150	512,780	197,208	709,988	237,554	302,040	322,379	861,973
Corporate expense / other	(24,692)	(29,614)	(34,106)	(88,412)	(29,583)	(117,995)	(33,325)	(32,443)	(34,553)	(100,321)
Net interest expense	(22,398)	(24,840)	(26,299)	(73,537)	(26,838)	(100,375)	(27,169)	(26,942)	(26,335)	(80,446)

Earnings from continuing operations before provision for income taxes	94,091	101,995	154,745	350,831	140,787	491,618	177,060	242,655	261,491	681,206
Provision for income taxes	32,996	1,121	47,261	81,378	38,346	119,724	55,575	70,762	38,732	165,069

Earnings from continuing operations	61,095	100,874	107,484	269,453	102,441	371,894	121,485	171,893	222,759	516,137
Earnings (loss) from discontinued operations, net	(7,669)	(3,794)	(600)	(12,063)	(3,393)	(15,456)	(13,358)	(2,023)	1,000	(14,381)

Net earnings	$53,426	$97,080	$106,884	$257,390	$99,048	$356,438	$108,127	$169,870	$223,759	$501,756

SEGMENT OPERATING MARGIN
Industrial Products	7.9%	6.6%	9.6%	8.1%	10.2%	8.6%	11.9%	13.3%	12.6%	12.6%
Engineered Systems	10.8%	12.3%	15.0%	12.9%	10.2%	12.2%	11.3%	14.7%	14.7%	13.7%
Fluid Management	22.8%	18.8%	19.6%	20.5%	20.1%	20.4%	22.8%	23.8%	24.5%	23.7%
Electronic Technologies	-5.7%	7.3%	13.9%	6.0%	13.6%	8.1%	15.4%	17.2%	18.3%	17.1%
Total Segment	10.2%	11.3%	14.3%	12.0%	13.1%	12.3%	15.0%	16.9%	17.1%	16.4%

DOVER CORPORATION — INVESTOR SUPPLEMENT
THIRD QUARTER 2010
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2009						2010
				Q3						Q3
	Q1	Q2	Q3	YTD	Q4	FY 2009	Q1	Q2	Q3	YTD

BOOKINGS
Industrial Products
Material Handling	$118,343	$126,224	$162,759	$407,326	$180,350	$587,676	$204,098	$223,787	$222,961	$650,846
Mobile Equipment	210,558	245,937	191,539	648,034	253,130	901,164	231,128	288,887	233,731	753,746
Eliminations	(22)	(202)	(337)	(561)	(425)	(986)	(407)	(303)	(444)	(1,154)

	328,879	371,959	353,961	1,054,799	433,055	1,487,854	434,819	512,371	456,248	1,403,438

Engineered Systems
Product Identification	175,679	205,736	212,642	594,057	223,302	817,359	220,410	223,203	218,213	661,826
Engineered Products	236,353	259,868	258,634	754,855	263,212	1,018,067	368,134	379,048	329,119	1,076,301

	412,032	465,604	471,276	1,348,912	486,514	1,835,426	588,544	602,251	547,332	1,738,127

Fluid Management
Energy	142,721	132,855	157,763	433,339	176,706	610,045	208,669	226,301	213,247	648,217
Fluid Solutions	150,375	159,483	165,601	475,459	169,639	645,098	179,037	192,035	195,865	566,937
Eliminations	(42)	(39)	(41)	(122)	(18)	(140)	(85)	(51)	(144)	(280)

	293,054	292,299	323,323	908,676	346,327	1,255,003	387,621	418,285	408,968	1,214,874

Electronic Technologies	223,707	243,274	283,035	750,016	305,266	1,055,282	358,477	394,441	402,332	1,155,250

Intra-segment eliminations	(1,290)	(1,435)	(1,790)	(4,515)	(1,601)	(6,116)	(1,616)	(2,244)	(2,278)	(6,138)

Total consolidated bookings	$1,256,382	$1,371,701	$1,429,805	$4,057,888	$1,569,561	$5,627,449	$1,767,845	$1,925,104	$1,812,602	$5,505,551

BACKLOG
Industrial Products
Material Handling	$120,066	$93,247	$102,146		$116,658		$131,521	$140,452	$142,959
Mobile Equipment	349,358	368,315	318,496		329,774		319,801	359,727	344,160
Eliminations	(48)	(143)	(170)		(371)		(386)	(257)	(248)

	469,376	461,419	420,472		446,061		450,936	499,922	486,871

Engineered Systems
Product Identification	57,801	66,288	72,523		74,700		78,976	80,550	80,986
Engineered Products	196,394	245,165	199,888		218,520		314,465	334,971	267,545

	254,195	311,453	272,411		293,220		393,441	415,521	348,531

Fluid Management
Energy	58,771	54,734	66,043		77,173		76,844	84,800	84,659
Fluid Solutions	60,781	63,788	65,081		60,540		63,535	65,639	69,130
Eliminations	(5)	(1)	(21)		(2)		(55)	(1)	(17)

	119,547	118,521	131,103		137,711		140,324	150,438	153,772

Electronic Technologies	186,850	185,512	194,414		206,893		271,340	318,450	357,800

Intra-segment eliminations	(42)	(242)	(426)		(337)		(362)	(570)	(490)

Total consolidated backlog	$1,029,926	$1,076,663	$1,017,974		$1,083,548		$1,255,679	$1,383,761	$1,346,484

ACQUISITION RELATED DEPRECIATION AND AMORTIZATION EXPENSE *

Industrial Products	$8,387	$7,709	$7,770	$23,866	$8,182	$32,048	$7,575	$7,620	$7,774	$22,969
Engineered Systems	6,070	6,437	6,580	19,087	7,579	26,666	7,915	7,057	6,838	21,810
Fluid Management	4,828	4,592	4,432	13,852	4,537	18,389	5,429	5,591	5,222	16,242
Electronic Technologies	8,286	8,217	8,268	24,771	8,432	33,203	8,370	8,540	8,480	25,390

	$27,571	$26,955	$27,050	$81,576	$28,730	$110,306	$29,289	$28,808	$28,314	$86,411

*	Represents the pre-tax impact on earnings from the depreciation and amortization of acquisition accounting write-ups to reflect the fair value of inventory, property, plant and equipment and intangible assets.

DOVER CORPORATION — INVESTOR SUPPLEMENT
THIRD QUARTER 2010
DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)

	2009						2010
	Q1	Q2	Q3	Q3 YTD	Q4	FY 2009	Q1	Q2	Q3	Q3 YTD

Basic earnings (loss) per common share:
Continuing operations	$0.33	$0.54	$0.58	$1.45	$0.55	$2.00	$0.65	$0.92	$1.19	$2.76
Discontinued operations	(0.04)	(0.02)	—	(0.06)	(0.02)	(0.08)	(0.07)	(0.01)	0.01	(0.08)
Net earnings	0.29	0.52	0.57	1.38	0.53	1.91	0.58	0.91	1.20	2.68

Diluted earnings (loss) per common share:
Continuing operations	$0.33	$0.54	$0.58	$1.45	$0.55	$1.99	$0.65	$0.91	$1.18	$2.73
Discontinued operations	(0.04)	(0.02)	—	(0.06)	(0.02)	(0.08)	(0.07)	(0.01)	0.01	(0.08)
Net earnings	0.29	0.52	0.57	1.38	0.53	1.91	0.58	0.90	1.19	2.66
NOTE:
Diluted earnings per share in the third quarter of 2010 and the second quarter of 2009 were favorably impacted by discrete tax events. The third quarter of 2010 was additionally impacted by the favorable resolution of a tax position in a foreign jurisdiction. As a result, the Company’s effective tax rates in the third quarter of 2010 and second quarter 2009 were 14.8% and 1.1%, respectively, which were lower than the Company’s previously estimated tax rates of 29% for each of the respective periods. These lower effective tax rates contributed incremental diluted earnings per share of $0.20 in the third quarter of 2010 and $0.15 in the second quarter of 2009.

DOVER CORPORATION — INVESTOR SUPPLEMENT
THIRD QUARTER 2010
DOVER CORPORATION
QUARTERLY FREE CASH FLOW INFORMATION
(unaudited)(in thousands)

	2009					2010
									Q3
	Q1	Q2	Q3	Q4	FY 2009	Q1	Q2	Q3	YTD

Cash From Operations	$114,866	$192,436	$246,811	$247,947	$802,060	$87,066	$231,199	$200,847	$519,112

CAPEX	(31,475)	(26,976)	(24,799)	(36,759)	(120,009)	(39,336)	(46,945)	(43,556)	(129,837)

Free Cash Flow	$83,391	$165,460	$222,012	$211,188	$682,051	$47,730	$184,254	$157,291	$389,275

Free Cash Flow to Earnings From Continuing Operations	136.5%	164.0%	206.6%	206.2%	183.4%	39.3%	107.2%	70.6%	75.4%